                                                                    EXHIBIT 10.5

                  NUVEEN INVESTMENTS EMPLOYEES' RETIREMENT PLAN
               (As amended and restated effective January 1, 1997)

ARTICLE I.          THE PLAN..................................................................................     1
     Section 1.1.        Name.................................................................................     1
     Section 1.2.        Purpose..............................................................................     1

ARTICLE II.         DEFINITIONS...............................................................................     1
     Section 2.1.        "Actuarial or Actuarially Equivalent"................................................     1
     Section 2.2.        "Affiliated Company".................................................................     1
     Section 2.3.        "Anniversary Date"...................................................................     2
     Section 2.4.        "Average Monthly Compensation".......................................................     2
     Section 2.5.        "Basic Pension"......................................................................     2
     Section 2.6.        "Beneficiary"........................................................................     2
     Section 2.7.        "Board of Directors".................................................................     2
     Section 2.8.        "Code"...............................................................................     2
     Section 2.9.        "Committee" or "Retirement Plan Committee"...........................................     3
     Section 2.10.       "Company"............................................................................     3
          (a)            "Compensation".......................................................................     3
     Section 2.12.       "Disabled"...........................................................................     4
     Section 2.13.       "Effective Date".....................................................................     4
     Section 2.14.       "Employee"...........................................................................     4
     Section 2.15.       "Employer"...........................................................................     5
     Section 2.16.       "ERISA"..............................................................................     5
     Section 2.17.       "Highly-Compensated Employee"........................................................     5
     Section 2.18.       "Participant"........................................................................     6
     Section 2.19.       "Plan Year"..........................................................................     6
     Section 2.20.       "Primary Social Security Benefit"....................................................     6
     Section 2.21.       "Retired Participant"................................................................     7
     Section 2.22.       "Retirement Age".....................................................................     7
     Section 2.23.       "Retirement Benefit".................................................................     8
     Section 2.24.       "Retirement Date"....................................................................     8
     Section 2.25.       Service definitions..................................................................    10
     Section 2.26.       "Social Security Retirement Age".....................................................    17
     Section 2.27.       "Spouse".............................................................................    18
     Section 2.28.       Top-Heavy Plan Definitions...........................................................    19
     Section 2.29.       "Trust Fund".........................................................................    23
     Section 2.30.       "Trust"..............................................................................    23
     Section 2.31.       "Trustee"............................................................................    23
     Section 2.32.       Gender and Number....................................................................    23

ARTICLE III.        ELIGIBILITY AND PARTICIPATION.............................................................    23
     Section 3.1.        Date of Participation................................................................    23
     Section 3.2.        Duration.............................................................................    24

ARTICLE IV.         BENEFITS..................................................................................    25
     Section 4.1.        Normal Retirement Benefits...........................................................    25
     Section 4.2.        Early Retirement Benefits............................................................    28

     Section 4.3.        Postponed Retirement Benefits........................................................    30
     Section 4.4.        Disability Retirement Benefits.......................................................    31
     Section 4.5.        Deferred Vested Retirement Benefits..................................................    32
     Section 4.6.        Full Career Retirement Benefits......................................................    33
     Section 4.7.        Automatic Postretirement (Joint and Survivor) Surviving Spouse Benefits..............    34
     Section 4.8.        Maximum Annual Benefits..............................................................    38
     Section 4.9.        Optional Forms of Settlement.........................................................    42
     Section 4.10.       Rules Regarding Options..............................................................    45
     Section 4.11.       Vested Benefits......................................................................    45
     Section 4.12.       Suspension of Benefit Rules..........................................................    48
     Section 4.13.       Designation of Beneficiary...........................................................    48
     Section 4.14.       Direct Rollovers.....................................................................    49

ARTICLE V.          DEATH BENEFITS............................................................................    51
     Section 5.1.        Death Benefit........................................................................    51

ARTICLE VI.         NONALIENATION OF BENEFITS.................................................................    54
     Section 6.1.        Nonalienation........................................................................    54

ARTICLE VII.        ADMINISTRATION............................................................................    55
     Section 7.1.        Plan Administrator and Fiduciary.....................................................    55
     Section 7.2.        Compensation and Expenses............................................................    55
     Section 7.3.        Manner of Action.....................................................................    55
     Section 7.4.        Chairman, Secretary and Employment of Specialists....................................    56
     Section 7.5.        Records..............................................................................    56
     Section 7.6.        Rules................................................................................    56
     Section 7.7.        Administration.......................................................................    56
     Section 7.8.        Claims Review; Appeals...............................................................    58
     Section 7.9.        Notice of Address....................................................................    63
     Section 7.10.       Data.................................................................................    63
     Section 7.11.       Individual Liability.................................................................    64
     Section 7.12.       Facility of Payment..................................................................    64
     Section 7.13.       No Enlargement of Employee Rights....................................................    64

ARTICLE VIII.       FINANCING.................................................................................    64
     Section 8.1.        Funding..............................................................................    64
     Section 8.2.        Company Contributions................................................................    65
     Section 8.3.        Nonreversion.........................................................................    65

ARTICLE IX.         AMENDMENT AND TERMINATION.................................................................    66
     Section 9.1.        Amendment and Termination............................................................    66
     Section 9.2.        Distribution on Termination..........................................................    67
     Section 9.3.        Effect of Bankruptcy or Other Contingencies Affecting the Company....................    71

     Section 9.4.        Merger or Consolidation of Plan......................................................    71
     Section 9.5.        Employees of Acquired Businesses.....................................................    72

ARTICLE X.          TEMPORARY RESTRICTIONS ON BENEFITS........................................................    73
     Section 10.1.       Temporary Restrictions on Benefits for Participants..................................    73

ARTICLE XI.         APPLICABLE LAW............................................................................    73
     Section 11.1.       Applicable Law.......................................................................    73

ARTICLE XII.        ADOPTION AND WITHDRAWAL OF AFFILIATED COMPANY.............................................    74
     Section 12.1.       Adoption.............................................................................    74
     Section 12.2.       Withdrawal...........................................................................    74

ARTICLE XIII.       TOP-HEAVY PLAN PROVISIONS.................................................................    75
     Section 13.1.       Top-Heavy Provisions.................................................................    75

APPENDIX A          ..........................................................................................    80

                  NUVEEN INVESTMENTS EMPLOYEES' RETIREMENT PLAN
               (As amended and restated effective January 1, 1997)

      In accordance with the terms and provisions hereinafter set forth, the Nuveen Investments Employees' Retirement Plan, is hereby amended and restated effective January l, 1997, except as other effective dates for specific provisions are provided herein.

                              ARTICLE I. The Plan

Section 1.1. Name. Effective January 1, 2001, the name of the Plan set forth in this instrument is Nuveen Investments Employees' Retirement Plan. Before January 1, 2001, the name of the Plan was John Nuveen & Co. Incorporated Employees' Retirement Plan.

Section 1.2. Purpose. The purpose of this amended and restated Plan is to provide retirement benefits for eligible employees of Nuveen Investments and those Affiliated Companies whose employees are designated as eligible to become Participants.

                             ARTICLE II. Definitions

                  The following words and phrases shall have the meanings stated below unless a different meaning is specified or clearly required by the context:

Section 2.1. "Actuarial or Actuarially Equivalent" of a value or benefit means equality in value of the aggregate amounts expected to be received under all different available forms of payment, based on the applicable actuarial assumptions set forth in Appendix A hereto.

Section 2.2. "Affiliated Company" means any entity which, along with the Company, is a member of a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group, as described, respectively, in

                  Sections 414(b), (c) and (m) of the Code or any other entity which is required to be aggregated with the Company under
                  Section 414(o) of the Code.

Section 2.3.      "Anniversary Date" means January l of each year.

Section 2.4.      "Average Monthly Compensation" means the greater of:

                  (a) one-twelfth of a Participant's average annualized Compensation during the five (5) consecutive calendar years of highest annual Compensation in the ten (10) consecutive calendar years prior to the earliest of (i) his Normal Retirement Date, (ii) his actual Retirement Date or (iii) the date on which his Continuous Service is terminated because of a Break In Service; or

                  (b) the average monthly Compensation during the sixty (60) calendar months ending immediately prior to the earliest of (i), (ii) or (iii) in (a) above.

                  To the extent permitted by law, Compensation shall be imputed for any Participant who is on leave on account of serving in the Armed Forces of the United States, at the rate of the Participant's Compensation prior to commencement of such leave.

Section 2.5. "Basic Pension" means the monthly benefit payable under the provisions of Section 4.l hereof.

Section 2.6. "Beneficiary" means a person, trust or estate determined under the rules of Section 4.13 who has a right to receive payments under this Plan because of the death of a Participant.

Section 2.7. "Board of Directors" means the Board of Directors of the Company.

Section 2.8.      "Code" means the Internal Revenue Code of 1986, as amended.

Section 2.9. "Committee" or "Retirement Plan Committee" means the committee described in Article VII hereof and charged with the general administration of the Plan.

Section 2.10. "Company" means Nuveen Investments, its predecessors and its successors.

Section 2.11.

                  (a) "Compensation" means the total remuneration, exclusive of bonuses and commissions (whether paid annually or quarterly) and of overtime, payable to an Employee for personal services rendered to an Employer during his employment which is subject to withholding for federal income tax purposes. Compensation shall also include any amount that is contributed by the Employer under a salary reduction agreement and that is not includible in the gross income of the Participant under a "cafeteria plan" maintained under Section 125 of the Code. Effective January 1, 2002, Compensation shall also include any elective reductions in remuneration for qualified transportation benefits within the meaning of
                        Section 132(f) of the Code. The fact that another Affiliated Company provides payroll services for an Employer through a "common paymaster" or similar relationship shall not cause any amounts described in this paragraph to fail to be treated as Compensation, if they would otherwise be Compensation.

                  (b) Not more than $160,000 of Compensation will be taken into account for any Participant in any Plan Year ending before January 1, 2002, with this limit to be adjusted for each Plan Year under Section 401(a)(17) of the Code. Effective January 1, 2002, not more than $200,000 of

                        Compensation will be taken into account for any Participant in any Plan Year, with this limit to be adjusted for each Plan Year under Section 401(a)(17) of the Code. Also effective January 1, 2002, for purposes of determining benefit accruals in a Plan Year beginning after December 31, 2001, Compensation for any prior Plan Year up to $200,000, may be taken into account.

                  (c) For purposes of Section 2.28 and Article XIII of this Plan, and in accordance with Code Section 416(i)(1)(D), Compensation of a Key Employee means compensation determined under Code Section 415(c)(3).

Section 2.12. "Disabled" means an inability to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which has existed for six (6) continuous months and which can be expected to result in death or to be of long-continued and indefinite duration. Every question with respect to the existence, commencement or cessation of a total and permanent disability shall be determined by the Committee after consulting with a physician of its choosing, and its decision shall be conclusive and binding on all persons. The condition of being Disabled may be referred to herein as "Disability."

Section 2.13. "Effective Date" of this amendment and restatement means January 1, 1997. The original effective date of the Plan was October l, 1969.

Section 2.14. "Employee" means a person employed by an Employer or an Affiliated Company who receives Compensation, whether on a salaried or hourly basis, for personal services rendered to an Employer. The fact that another Affiliated Company provides payroll services for an Employer through a "common paymaster" or similar relationship shall not cause a person to fail to be treated as an Employee of the Employer for which he performs services. However, the term "Employee" does not include, with respect to any Employer or Affiliated Company, (i) any "leased employee," as defined under Section 414(n) of the Code; (ii) any person who is classified by his Employer as an "intern" or who is classified by his Employer as an "off-shift hourly" employee. The Committee, pursuant to its authority under
                  Section 7.7., shall make all determinations of whether a person is an Employee. A person who is classified as an independent contractor by the Employer for which he or she performs services shall not be treated as an Employee for purposes of the Plan, even if such person is subsequently treated as an employee of an Employer for other purposes.

Section 2.15. "Employer" means, as the context requires, either jointly or severally, the Company and each of its Affiliated Companies whose employees have been designated by the Company's Board of Directors, or in a Supplement or Appendix pursuant to Section 9.5, as eligible to participate in this Plan.

Section 2.16. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

Section 2.17.     "Highly-Compensated Employee" means any Employee who:

                  (a)   was a five-percent (5%) owner, as defined in Code
                        Section 414(q)(2), during the current or prior Plan Year; or

                  (b)   for the preceding Plan Year:

                        (i) had compensation (as defined in Code Section 415(c)(3)) from the Employer of more than $80,000 (as adjusted under Code Section 414(q)); and

                        (ii) was in the top-paid group of Employees for the preceding Plan Year.

                  An Employee is in the top-paid group of Employees for any year if such Employee is in the group consisting of the top 20% of Employees (ranked by compensation (as defined in Code Section 415(c)(3)).

Section 2.18. "Participant" means an Employee meeting the eligibility requirements of Article III hereof.

Section 2.19. "Plan Year" means a calendar year during all or part of which the Plan is in effect.

Section 2.20. "Primary Social Security Benefit" means the monthly benefit which a Participant is or would be entitled to receive at a specified age as a primary insurance amount under the Federal Social Security Act, as amended, whether or not he applies for such benefit, and even though he may lose part or all of such benefit through delay in applying for it, by making application for a reduced benefit prior to his Social Security Retirement Age, by re-entering covered employment, or for any other reason. The amount of such Primary Social Security Benefit to which the Participant is or would be entitled shall be determined for the purposes of the Plan on the following basis:

                  (a) For a Participant entitled to a Normal Retirement Benefit, on the basis of the Federal Social Security Act as in effect at his Normal Retirement Age; or

                  (b) For a Participant entitled to an Early Retirement Benefit, or a Deferred Vested Retirement Benefit, or a Disability Retirement Benefit, or a Full Career Retirement Benefit, on the basis of the Federal Social Security Act as in effect at the time of his termination of employment with an Employer and all Affiliated Companies and assuming that he will have no further employment and no further earnings after the date of such termination of employment.

Section 2.21. "Retired Participant" means a person whose Continuous Service has terminated by reason of retirement and who is receiving or is entitled to receive benefits under this Plan.

Section 2.22. "Retirement Age" means whichever of the following is applicable to a Participant:

                  (a)   "Normal Retirement Age" means age 65.

                  (b) "Early Retirement Age" means age 55 or later (but before age 65), provided the Participant has completed 15 years of Continuous Service.

                  (c) "Disability Retirement Age" means a Participant's age as of which he is determined to have become Disabled, but not later than his Normal Retirement Age.

                  (d) "Vested Retirement Age" means a Participant's age when he has retired after completing five years or more of Continuous Service.

                  (e) "Deferred Vested Retirement Age" means a Participant's age on his Deferred Vested Retirement Date.

                  (f) "Full Career Retirement Age" means a Participant's age when his age plus his years of Continuous Service equals 90.

Section 2.23. "Retirement Benefit" means any retirement benefit provided for in Article IV.

Section 2.24. "Retirement Date" means whichever of the following is applicable to a Participant:

                  (a) "Normal Retirement Date" means the first day of the calendar month coincident with or next following the date a Participant attains his Normal Retirement Age.

                  (b) "Postponed Retirement Date" means the first day of the calendar month coincident with or next following the date a Participant, whose Continuous Service has continued after his Normal Retirement Age, actually retires and his Continuous Service terminates. Notwithstanding the previous sentence, the Postponed Retirement Date of a Participant who is (i) a 5% Owner, or (ii) a Participant who is not a 5% Owner but who will attain age 70 1/2 before January 1, 1999, must be no later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2, even if he is still employed; provided, however that the Committee may, on a uniform basis, permit Participants (other than 5% Owners) who reach age 70 1/2 in 1997 or 1998 to elect to receive their payments without regard to this sentence.

                  (c) "Early Retirement Date" means the first day of the calendar month coincident with or next following the date a Participant's Continuous Service terminates because of retirement on or after he has attained his Early Retirement Age, but before his Normal Retirement Age.

                  (d) "Disability Retirement Date" means the first day of the calendar month coincident with or next following the date a Participant's Continuous Service terminates because he became Disabled prior to reaching his Normal Retirement Age. In the event a Participant becomes Disabled, he shall, for purposes of computing his retirement benefits under Article IV, be deemed to be in the Continuous Service of the Employer so long as such Disability continues (as if he were on an approved leave of absence) until the first to occur of:

                        (i)   Normal Retirement Age;

                        (ii)  retirement on or after his Early Retirement Age;

                        (iii) the date he is no longer Disabled; or

                        (iv)  death.

                  (e) "Deferred Vested Retirement Date" means, for a Participant whose Continuous Service terminates after he has attained his Vested Retirement Age for reasons other than Normal or Early Retirement, Disability or Death, the first day of any calendar month coincident with or next following his 55th birthday as of which he makes application for a Deferred Vested Retirement Benefit, but in no event later than the first day of the calendar month coincident with or next following his Normal Retirement Age.

                  (f) "Full Career Retirement Date" means the first day of the calendar month coincident with or next following the date a Participant's Continuous Service terminates because of his Early Retirement on or after he has attained his Full Career Retirement Age, but before his Normal Retirement Age.

Section 2.25.     Service definitions:

                  (a) "Hours of Service" means for an Employee or Participant, any of the following:

                        (i) each hour for which he is paid or entitled to payment for the performance of duties for an Employer or Affiliated Company;

                        (ii) each hour for which he performed no duties for an Employer or Affiliated Company (regardless of whether the employment relationship had terminated) by reason of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence but for which he is directly or indirectly paid or entitled to payment by an Employer or Affiliated Company (excluding, however, payments made solely as reimbursement for medical or medically-related expenses or solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws), but an individual will not be credited with more than 501 Hours of

                              Service under this paragraph for any single continuous period during which he performed no duties for an Employer or Affiliated Company;

                        (iii) each hour for which back pay, irrespective of
                              mitigation of damages, has been awarded to the Employee or Participant or agreed to by an Employer or Affiliated Company; and

                        (iv) each hour which would normally have been credited as an Hour of Service except that the individual was absent from work because of her pregnancy, the birth of his or her child, the placement of a child with him or her following adoption or caring for his or her child immediately following such birth or placement; provided, however, that Hours of Service will be credited under this paragraph only to the extent that (after counting Hours of Service already credited under paragraphs
                              (i)-(iii)) credit under this paragraph is necessary to prevent the Employee or Participant from having a Break in Service.

                        The same Hours of Service will not be credited under paragraph (i) or (ii) and again under paragraph (iii) and no Hour of Service credited under paragraph (i),
                        (ii) or (iii) will be credited again under paragraph
                        (iv). The provisions of paragraphs (i), (ii) and (iii) will be applied in accordance with Department of Labor Regulations Section 2530.200b-2(b) and (c), which are incorporated into this Section by reference.

                  (b) "Continuous Service" means an Employee's last continuous period of employment with an Employer and any Affiliated Company determined in accordance with reasonable and uniform standards and policies adopted by the Employer from time to time, which standards and policies shall be consistently observed; provided, however, that:

                        (i) Continuous Service shall be determined in completed full years and completed fractions of years in excess of completed full years, each full 12 months of Continuous Service constituting a completed full year of Continuous Service and any full month of Continuous Service in excess of the completed full years constituting a fractional one-twelfth of a year of Continuous Service.

                        (ii) An Employee shall receive credit for one full year of Continuous Service for any Plan Year during which he has at least 1,000 Hours of Service, except that service in a Plan Year prior to the Plan Year in which the Employee attained age 18 shall be disregarded. Notwithstanding the preceding sentence, if an Employee has fewer than 1,000 Hours of Service for any Plan Year he shall receive credit for Continuous Service for that Plan Year at the rate of one month for each full 190 Hours of Service he has during the Plan Year only if his customary employment is at the rate of at least 1,000 Hours of Service for that Plan Year.

                        (iii) Continuous Service shall not be deemed to have
                              been broken:

                              (A)   During such period as an Employee is
                                    receiving credit for Hours of Service under
                                    Section 2.25(a)(ii)-(iv) while on leave, vacation, holiday, or while in the military service, on jury duty, or lay off, as specified therein.

                              (B) During any Plan Year in which an Employee has more than 500 Hours of Service.

                        (iv) If an Employee who has had a Break In Service is subsequently reemployed by an Employer as an Employee, he shall be considered a new Employee for purposes of the Plan, except:

                              (A)   If at such Break In Service he became
                                    eligible for a benefit under Article IV
                                    hereof, the Continuous Service (and Credited
                                    Service) he had at the commencement of such Break In Service shall be reinstated upon his reemployment as provided in Article IV hereof.

                              (B)   If he is reemployed before at least 12
                                    months have elapsed after such Break In
                                    Service, the Continuous Service (and
                                    Credited Service) he had at the commencement of such Break In Service shall be reinstated upon his reemployment.

                              (C) If neither (A) nor (B) above is applicable, and if the period between such Break In Service and his reemployment does not equal or exceed the greater of five (5) years or the number of years of Continuous Service he had at such

                                    Break In Service, and he is reemployed for a period of 12 months during which he completes at least 1,000 Hours of Service, the Continuous Service (and Credited Service) he had at such Break In Service shall be reinstated after such reemployment.

                              If such prior Continuous Service (and Credited Service) is reinstated, an Employee shall commence to participate in the Plan again on the date he performs his first Hour of Service for an Employer after his reemployment.

                  (c) "Break In Service" means a Plan Year in which the Participant is credited with fewer than 501 Hours of Service.

                  (d) "Credited Service" means a Participant's Hours of Service for which he receives credit for purposes of the Plan, as follows:

                        (i) For any Hours of Service after October l, 1949 and prior to January 1, 1975, his Hours of Service included in determining his Continuous Service after October l, 1949 and before January 1, 1975 shall be reduced by:

                              (A)   Any Hours of Service completed before age
                                    21.

                              (B) Any Hours of Service completed after the Normal Retirement Age; provided however that if a Participant has at least one Hour of Service after December 31, 1987, the Participant's Continuous Service shall not be reduced for any Hours of Service completed after his Normal Retirement Age.

                              (C) Any remaining Hours of Service which did not qualify for "Credited Service" under the Plan as it existed on the date immediately prior to January 1, 1975.

                        (ii) For any Hours of Service on or after January 1, 1975, his Hours of Service included in determining his Continuous Service after December 31, 1974 shall be reduced by:

                              (A)   Any Hours of Service completed before age
                                    21.

                              (B) Any Hours of Service completed after the Normal Retirement Age; provided however that if a Participant has at least one Hour of Service after December 31, 1987, the Participant's Continuous Service shall not be reduced for any Hours of Service completed after his Normal Retirement Age.

                              (C) Any remaining Hours of Service during which he was on any leave of absence or lay off, as provided in Section 2.25(a)(ii), other than, effective January 1, 1995, an approved leave of absence; provided however that, to the extent permitted by law, the Hours of Service of any Participant who was on military leave shall not be reduced.

                        (iii) Credited Service shall be computed annually for
                              each Participant on the basis of Hours of Service in each Plan Year which remain after the reductions in (i) and (ii) above. A Participant shall receive credit for one full year of Credited Service for any Plan Year during which he has at least 1,800 Hours of Service remaining after such reductions. If a Participant has less than 1,800 Hours of Service remaining for any Plan Year, he shall receive credit for Credited Service at the rate of one month for each full 190 Hours of Service.

                        (iv) In no event shall a Participant be credited with more than 35 years of Credited Service.

                  (e) Other Service Credits. For purposes of determining Hours of Service, Continuous Service and Credited Service, an Employee who was employed on January 1, 1975 shall receive credit as herein provided for employment:

                        (i) During the period October l, 1949 to September 30, 1969 by John Nuveen & Co., a partnership, John Nuveen & Co., a Delaware corporation, and Nuveen Corporation, predecessor entities of the Company.

                        (ii) During the period October l, 1949 to March 22, 1974, by Investors Diversified Services, Inc., parent of the Company immediately prior to March 22, 1974 and sponsor of the predecessor retirement plan to this Plan.

                  (f) From time to time the Company may make acquisitions of other businesses and in the contracts effecting such acquisitions may provide for crediting persons who become Employees with Hours of Service, Continuous Service or Credited Service for periods prior to the date they became Employees. The Committee is authorized and directed to provide for such service credits for such Employees, according to the relevant contract provisions, as if such contract provisions were included in this Plan, and the Committee may set forth such provisions for a group of Employees in a Supplement or Appendix which will form a part of this Plan.

                  (g) Leased Employees. If a leased employee, within in the meaning of Code Section 414(n), becomes an Employee, his service with the Company or an Affiliated Company while a leased employee shall be included for purposes of computing his Hours of Service and Continuous Service under the Plan.

                  (h) Qualified Military Service. Effective as of December 12, 1994, for purposes of determining Hours of Service, Continuous Service and Credited Service, an Employee shall receive credit for qualified military service in accordance with the requirements of Code Section 414(u) and any Treasury Regulations or other official guidance issued under that Section.

Section 2.26. "Social Security Retirement Age" means the age at which a Participant is entitled to receive his or her full, unreduced Social Security benefit, determined as follows:

                        Year Participant                   Social Security
                        Attains Age 62                     Retirement Age
                        --------------                     --------------
                        Before 2000                        65
                        After 1999 and before 2017         66
                        After 2016                         67

Section 2.27. "Spouse" means (a) the widow or widower of a deceased Participant who was married to the Participant throughout the one-year period immediately preceding the earlier of the Participant's Retirement Date or the date of the Participant's death or (b) the widow or widower of a deceased Participant who married the Participant within one year preceding the Participant's Retirement Date and was married to the Participant for at least a one-year period ending on or before the date of the Participant's death. Effective as of January 1, 1998, to the extent required under a qualified domestic relations order, as described in Code Section 414(p), a former spouse will be treated as a Spouse.

Section 2.28.     Top-Heavy Plan Definitions:

                  (a) "Top-Heavy Plan" or "Top-Heavy" means the Plan if, as of the Determination Date, the present value of the accrued benefits of Key Employees under the Plan exceeds 60% of the present value of the accrued benefits of all Participants under the Plan, as determined in accordance with the provisions of Section 4l6(g) of the Code. The determination of whether the Plan is Top-Heavy shall be made after aggregating all other tax-qualified plans of the Employer which are required to be aggregated pursuant to Section 4l6(g)(2) of the Code ("required aggregation group") and after aggregating any other such plan of the Employer which may be taken into account under the permissive aggregation rules of Section 4l6(g)(2)(a)(ii) of the Code if such permissive aggregation thereby eliminates the Top-Heavy status of any plan within such permissive aggregation group. The Plan is "Super Top-Heavy" if, as of the Determination Date, the Plan would meet the test specified above for being a Top-Heavy Plan if "90%" were substituted for "60%" in each place it appears in this subsection. The above test shall be applied taking into account the following rules:

                        (i) Plan Year Beginning Before January 1, 2002. For the purposes of this Section, the terms "Employee" and "Key Employee" shall include only such individuals who received compensation from the Employer at any time during the five-year period ending on the Determination Date. For purposes of this Section, the present values of accrued benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made to the Employee under the Plan and any Plan aggregated with the Plan under
                              Section 416(g)(2) of the Code during the five-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code.

                        (ii) Plan Years Beginning on or after January 1, 2002. For purposes of this Section, the present values of accrued benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made to the Employee under the Plan and any Plan aggregated with the Plan under Section 416(g)(2) of the Code during the one-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan, which had not been terminated would have aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation of service, death or disability, this provision shall be applied by substituting "five-year period" for "one-year period." For the purposes of this Section, the terms "Employee" and "Key Employee" shall not include any individual who has not performed services for the Employer during the one-year period ending on the Determination Date.

                  (b) "Determination Date" means, for purposes of determining whether the Plan is Top-Heavy for a particular Plan Year, the last day of the preceding Plan Year.

                  (c) "Key Employee" means, for Plan Years ending before January 1, 2002, any Participant (including a beneficiary of such Participant) who at any time during the Plan Year including the Determination Date or any of the four preceding Plan Years is:

                        (i) An officer of the Employer who receives Compensation of more than 50% of the maximum dollar limitation under Section 4l5(b)(l)(A) of the Code (but in no event shall more than 50 Employees or, if less, the greater of three or 10% of all Employees be taken into account hereunder as Key Employees);

                        (ii) One of the ten Employees owning (or considered as owning within the meaning of Section 3l8 of the
                              Code) more than l/2% interest and the largest interest in the Employer provided that such Employee also has Compensation for that Plan Year exceeding the maximum dollar limitation under
                              Section 4l5(c)(l)(A) of the Code in effect for the calendar year in which the Determination Date falls;

                        (iii) An Employee owning (or considered as owning within
                              the meaning of Section 3l8 of the Code) more than 5% of the outstanding stock of the Employer or stock possessing more than 5% of the total combined voting power of all stock of the Employer; or

                        (iv) An Employee who receives as annual Compensation from the Employer more than $150,000 and who would fall within paragraph (iii) above if "1%" were substituted for "5%".

                        For purposes of applying Section 3l8 of the Code to the provisions of this subsection, Section 3l8(a)(2)(C) of the Code shall be applied by substituting "5%" for "50%". In addition, the rules of Section 414(b), (c) and
                        (m) of the Code shall not apply for purposes of determining ownership percentage in an Employer under this subsection. For the purposes of this subsection 2.28(c), Compensation means compensation paid during a Plan Year as defined in Treasury Regulation Section 1.415-2(d) promulgated under the Code.

                        "Key Employee" means, for Plan Years beginning on or after January 1, 2002, "Key Employee" means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section

                        416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

                  (d) "Non-Key Employee" means any Participant (including any Beneficiary of such Participant) who is not a Key Employee.

Section 2.29. "Trust Fund" means the assets held under any trust forming a part of the Plan.

Section 2.30. "Trust" means any trust established to receive, hold, invest and dispose of any assets of the Trust Fund.

Section 2.31. "Trustee" means the individuals, or individual, or corporate fiduciary, or combination thereof, acting as trustee under the Trust at any time of reference.

Section 2.32. Gender and Number. Except when otherwise indicated by the context, any masculine terminology herein shall also include the feminine and neuter, and the definition of any term herein in the singular may also include the plural.

                   ARTICLE III. Eligibility and Participation

Section 3.1.      Date of Participation.

                  (a) Each Employee who was a Participant in the Plan on December 31, 1996 will continue to be a Participant.

                  (b) Each other person who is an Employee or who becomes an Employee on or after January 1, 1997 will become a Participant on the earlier of the January l or July l next following the date when he is an Employee and has attained age 21 and the first to occur of (i), (ii) or
                        (iii) below:

                        (i) Completion of one year of Continuous Service if his customary employment is at the rate of at least 1,000 Hours of Service during a calendar year; or

                        (ii) If his customary employment is not at the rate of at least 1,000 Hours of Service during a calendar year but he actually has 1,000 Hours of Service or more during the twelve-month period following his date of employment, the first anniversary of his date of employment; or

                        (iii) If his customary employment is not at the rate of
                              at least 1,000 Hours of Service during a calendar year and he does not actually have 1,000 Hours of Service or more during the twelve-month period following his date of employment, but he actually has 1,000 Hours of Service or more during any calendar year ending thereafter, then the last day of such calendar year.

                  For Plan Years beginning before January 1, 1988, an Employee could be excluded from participation if he had attained age 60 before the date his Continuous Service had begun. Effective January 1, 1988, each Employee who was previously excluded from participation because of the preceding sentence automatically became a Participant on the later of (A) January 1, 1988; or (B) the earlier of the January 1 or July 1 next following the date he satisfied the service requirements of paragraph (b) above.

Section 3.2. Duration. An Employee who becomes a Participant shall remain a Participant until he has a Break In Service, and also shall continue to be treated as a Participant thereafter for as long as he is entitled to receive any benefits hereunder. If he has a Break In Service before becoming entitled to receive any benefits hereunder, such Employee shall cease to be a Participant unless and until he again becomes eligible to become a Participant in accordance with the provisions of Sections 2.25(b)(iv) and 3.l.

                              ARTICLE IV. Benefits

Section 4.1.      Normal Retirement Benefits.

                  (a) Eligibility. A Participant who attains his Normal Retirement Date shall have a nonforfeitable right to receive a Normal Retirement Benefit as described in this Section.

                  (b) Amount. The amount of a Participant's Normal Retirement Benefit will be either (x) or (y), whichever is applicable, except that the Normal Retirement Benefit for any Participant described in (z) will be the greater of (x) or (y) (whichever is applicable) or (z).

                        (x) Participants with Credited Service that includes Hours of Service during the period October l, 1949 to September 30, 1969 with the Company or a predecessor entity described in Section 2.25(e)(i) shall be entitled to a monthly Retirement Benefit equal to:

                        (i) An amount computed by multiplying the number of his years of Credited Service accumulated during the period October l, 1949 to September 30, 1969 by l% of his Average Monthly Compensation; plus

                        (ii) An amount computed by multiplying the number of years of Credited Service accumulated subsequent to September 30, 1969 by l-1/2% of his Average Monthly Compensation; minus

                        (iii) 1-1/2% of the Primary Social Security Benefit to
                              which he is entitled at age 65 (even if his Social Security Retirement Age is not 65) multiplied by the number of years of his Credited Service accumulated after January l, 1975, but not to exceed 50% of such Primary Social Security Benefit.

                        (y) Participants not described in (x) shall be entitled to a monthly Retirement Benefit equal to:

                        (i) An amount computed by multiplying the number of years of Credited Service by l-1/2% of his Average Monthly Compensation; minus

                        (ii) 1-1/2% of the Primary Social Security Benefit to which he is entitled at age 65 (even if his Social Security Retirement Age is not 65) multiplied by the number of years of his Credited Service accumulated after January l, 1975, but not to exceed 50% of such Primary Social Security Benefit.

                        (z) A Participant who had Compensation in any Plan Year which exceeds the limits in Section 2.11 shall be entitled to a monthly Retirement Benefit equal to the greatest of:

                        (i) the amount determined under (x) or (y), as applicable, calculated using his Credited Service through December 31, 1993 and the definition of Compensation in Section 2.11 applicable through that date plus the amount determined under (y) using his Credited

                              Service after December 31, 1993 and the definition of Compensation in Section 2.11 applicable after that date;

                        (ii) his Normal Retirement Benefit under (x) or (y), as applicable, calculated using his Credited Service through December 31, 1988 and the definition of Compensation under Section 2.11 applicable through that date, plus the amount determined under (y) using his Credited Service for the period January 1, 1989 - December 31, 1993 and the definition of Compensation in Section 2.11 applicable for that period, plus the amount determined under (y), using his Credited Service after December 31, 1993 and the definition of Compensation in Section 2.11 applicable after that date; or

                        (iii) the amount determined under (x) or (y), as
                              applicable, calculated using all the Participant's Credited Service through the calculation date, and applying the limit on Compensation under Section
                              2.11 applicable to Plan Years beginning after December 31, 1993 to all Plan Years.

                  (c) Commencement and Duration. Monthly Normal Retirement Benefit payments shall begin as of the Retired Participant's Normal Retirement Date. When payments begin they shall be paid monthly thereafter as of the first day of each succeeding month during his lifetime, provided, however, if he is reemployed as an Employee, his benefit payments shall be suspended and shall not be paid or accrue during the period of such reemployment, but he shall have his Continuous Service and Credited Service he had at his Normal Retirement Date reinstated. Upon his subsequent retirement his eligibility for a benefit and the amount of the benefit shall be determined, calculated and paid as if he were then first retired, based upon such reinstated Continuous Service and Credited Service, plus such service earned following the date of reemployment, provided that such benefit shall be adjusted in accordance with the last sentence of Section 4.12.

Section 4.2.      Early Retirement Benefits.

                  (a) Eligibility. A Participant who attains his Early Retirement Date shall be eligible to receive an Early Retirement Benefit as described in this Section. Such a Participant, in lieu of an Early Retirement Benefit may elect a Deferred Vested Retirement Benefit as described in Section 4.5 at a date subsequent to his Early Retirement Age.

                  (b) Amount. A Retired Participant who is eligible to receive an Early Retirement Benefit pursuant to paragraph (a) above, shall be entitled to receive a monthly Early Retirement Benefit beginning at his Early Retirement Date equal to an amount computed in the same manner as his Normal Retirement Benefit under Section 4.l hereof, based upon the provisions of the Plan as in effect as of the Early Retirement Date and using for benefit calculation purposes the Retired Participant's Credited Service and Average Monthly Compensation at his Early Retirement Date. This amount shall then be reduced by the percentage thereof set forth in the table below opposite the age of the Retired Participant on his Early Retirement Date:

                                                           Percentage
                                  Age                      Reduction
                                  ---                      ---------
                                  64                       3%
                                  63                       6%
                                  62                       9%
                                  61                       12%
                                  60                       15%
                                  59                       21%
                                  58                       27%
                                  57                       33%
                                  56                       39%
                                  55                       45%

                        (Reductions for intermediate ages shall be applied by straight line interpolation in the above table.)

                  (c) Commencement and Duration. Monthly Early Retirement Benefit payments shall begin as of the Retired Participant's Early Retirement Date. When payments begin they shall be paid monthly thereafter as of the first day of each succeeding month during his lifetime; provided, however, if he is reemployed as an Employee his benefit payments shall be discontinued and shall not be paid or accrue during the period of such reemployment, but he shall have his Continuous Service and Credited Service he had at the time of his retirement reinstated. Upon his subsequent retirement his eligibility for a benefit and the amount of the benefit shall be determined, calculated and paid as if he were then first retired based upon such reinstated Continuous Service and Credited Service plus such service earned following the date of reemployment, provided that such benefit shall be adjusted in accordance with the last sentence of Section 4.12.

Section 4.3.      Postponed Retirement Benefits.

                  (a) Eligibility. A Participant who attains his Postponed Retirement Date shall be eligible to receive a Postponed Retirement Benefit, as described in this Section.

                  (b) Amount. The Postponed Retirement Benefit shall be an amount computed in the same manner as a Normal Retirement Benefit under Section 4.1, but using the Participant's Credited Service and Average Monthly Compensation as of his Postponed Retirement Date. If a Participant elects to defer payment as provided for in the last sentence of Section 2.24(b), his Postponed Retirement Benefit as of any date after the later of the Effective Date or the April 1 following the end of the Plan Year in which he reached age 70-1/2 shall be the greater of (i) his Postponed Retirement Benefit calculated under the preceding sentence and (ii) his Postponed Retirement Benefit calculated under the preceding sentence as of the date one year earlier, then actuarially increased to the present date, using the factors in paragraph (A) of Appendix A.

                  (c) Commencement and Duration. Monthly Postponed Retirement Benefit payments shall begin as of such Retired Participant's Postponed Retirement Date. When payments begin they shall be paid monthly thereafter as of the first day of each succeeding month during his lifetime.

Section 4.4.      Disability Retirement Benefits.

                  (a) Eligibility. A Participant who attains his Disability Retirement Date shall be eligible to receive a Disability Retirement Benefit as described in this Section.

                  (b) Amount. The Disabled Participant who is eligible to receive a Disability Retirement Benefit pursuant to paragraph (a) above shall be entitled to receive a monthly Disability Retirement Benefit beginning at his Normal Retirement Date (unless he elects an Early Retirement Benefit) of an amount computed in the same manner as a Normal Retirement Benefit under Section 4.l, based upon the provisions of the Plan as in effect at his Disability Retirement Age and based upon his Average Monthly Compensation as of the date on which he became Disabled, and on his Credited Service at his Normal Retirement Date assuming his Continuous Service continued and he received credit for Credited Service until his Normal Retirement Date. If a Participant ceases to be Disabled prior to his Normal Retirement Age (for any reason except death) but he is not reemployed as an Employee within thirty (30) days thereafter, or if a Disabled Participant is eligible for and elects to take an Early Retirement Benefit, then he will be deemed to have been terminated as of the date he is no longer Disabled or his Early Retirement Date, as applicable, and will be entitled to the benefits determined in accordance with Section 4.2 or 4.5, as the case may be, for which he would have been eligible at his Disability Retirement Age, based upon the provisions of the Plan as in effect at his Disability Retirement Age and upon his Average Monthly

                        Compensation at his Disability Retirement Age, assuming he continued to receive credit for Continuous Service and Credited Service until the date he is no longer Disabled or his Early Retirement Date.

Section 4.5.      Deferred Vested Retirement Benefits.

                  (a) Eligibility. A Participant who attains his Deferred Vested Retirement Date shall be eligible to receive a Deferred Vested Retirement Benefit as described in this Section.

                  (b) Amount. A terminated Participant who is eligible to receive a Deferred Vested Retirement Benefit pursuant to paragraph (a) above, shall be entitled to a monthly Deferred Vested Retirement Benefit beginning at his Deferred Vested Retirement Date of an amount computed as of his Deferred Vested Retirement Age in the same manner as a Normal Retirement Benefit under Section 4.l (using the Participant's actual Average Monthly Compensation and Credited Service as of his Deferred Vested Retirement Date) if the Participant is 65 years of age on his Deferred Vested Retirement Date and reduced under
                        Section 4.2(b) if the Participant has not attained age 65 on his Deferred Vested Retirement Date, and multiplied by such Participant's vested percentage as specified in Section 4.11 and based upon the provisions of the Plan as in effect as of the date of his termination of Continuous Service and using for benefit calculation purposes the Participant's Credited Service and Average Monthly Compensation on the date his Continuous Service terminated.

                  (c) Commencement and Duration. Monthly Deferred Vested Retirement Benefit payments shall begin as of the terminated Participant's Deferred Vested Retirement Date; provided, however, if a terminated Participant receiving or entitled to receive a Deferred Vested Retirement Benefit hereunder shall be reemployed as an Employee before or after the date his benefit payments begin, any benefit payments he may be receiving shall be discontinued and shall not be paid or accrue during the period of such reemployment, but he shall have his Continuous Service and Credited Service at the time of his termination of Continuous Service reinstated. Upon his subsequent retirement or termination of Continuous Service his eligibility for a benefit and the amount of the benefit shall be determined and calculated as if he were then first retired or terminated based upon such reinstated Continuous Service and Credited Service plus such service earned following the date of reemployment, provided that such benefit shall be adjusted in accordance with the last sentence of Section 4.12.

Section 4.6.      Full Career Retirement Benefits.

                  (a) Eligibility. A Participant who attains his Full Career Retirement Date shall be eligible to receive a Full Career Retirement Benefit as described in this Section.

                  (b) Amount. A Retired Participant who is eligible to receive a Full Career Retirement Benefit pursuant to paragraph
                        (a) above, shall be entitled to receive a monthly Full Career Retirement Benefit beginning at his Full Career Retirement Date of an amount computed as of his Full Career

                        Retirement Date in the same manner as his Normal Retirement Benefit under Section 4.l, based upon the provisions of the Plan as in effect as of the Full Career Retirement Date and using for benefit calculation purposes the Retired Participant's Credited Service and Average Monthly Compensation at his Full Career Retirement Date.

                  (c) Commencement and Duration. Monthly Full Career Retirement Benefit payments shall begin as of the Retired Participant's Full Career Retirement Date; provided, however, if he is reemployed as an Employee, his benefit payments shall be discontinued and shall not be paid or accrue during the period of such reemployment, but he shall have his Continuous Service and Credited Service he had at the time of his retirement reinstated. Upon his subsequent retirement, his eligibility for a benefit and the amount of the benefit shall be determined and calculated and paid as if he were then first retired based upon such reinstated Continuous Service and Credited Service plus such service earned following the date of reemployment, provided that such benefit shall be adjusted in accordance with the last sentence of Section 4.12.

Section 4.7. Automatic Postretirement (Joint and Survivor) Surviving Spouse Benefits.

                  (a) Eligibility and Conditions. Unless an optional form of settlement is selected under Section 4.9 pursuant to a Qualified Waiver within the Election Period ending on the date Retirement Benefit payments would commence, the Participant shall be deemed to have automatically elected to receive a monthly Retirement Benefit payable to him in the form of a Qualified Joint and Survivor Annuity.

                        (i) Effective Date of Automatic Election. The automatic election provided in this Section 4.7 shall be effective on the first to occur of: (A) the Participant's Retirement Date, or (B) the Participant's Normal Retirement Age; provided, however, it will become effective on the date he has been married one year if he is married when the election would otherwise become effective under (A) or (B) above but such marriage has been in effect less than one year at that date.

                        (ii) Election Period for Qualified Waiver of Automatic Election. With respect to a Qualified Waiver under this Section 4.7, the election period is the 90-day period ending on the effective date of the election specified in (i) above, or such later date as shall be required by regulations prescribed by the Secretary of the Treasury.

                        (iii) Qualified Waiver. A waiver of a Qualified Joint
                              and Survivor Annuity must be in writing and must be consented to by the Participant's Spouse. The Spouse's consent to the waiver must be witnessed by a Plan representative or notary public and must acknowledge the identity of the Participant's designated Beneficiary and the optional form of settlement under which the Participant's Retirement Benefit will be paid. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of a Plan representative that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, a waiver will be deemed a Qualified Waiver. Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent, or if a deemed Qualified Waiver, the designated Spouse. Additionally, a revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of the Participant's Retirement Benefit. The number of revocations shall not be limited.

                        (iv) Notice Requirements. The Plan Administrator shall provide to each Participant, no less than 30 days and no more than 90 days before the Participant's annuity starting date, a written explanation (in a form which satisfies Treasury Regulation 1.401(a)-11(c)(3)) of: (A) the terms and conditions of a Qualified Joint and Survivor
                              Annuity; (B) the Participant's right to make and the effect of any election to waive the Qualified Joint and Survivor Annuity form of benefit; (C) the rights of a Participant's Spouse; and (D) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity. A Participant may waive his right under this subparagraph to receive the written explanation no less than 30 days before his annuity starting date if, in fact, distribution of his Retirement Benefit does not commence until at least the eighth day following the date he actually received the required written explanation.

                        (v) Qualified Joint and Survivor Annuity. A Participant who is deemed to have made the automatic election pursuant to this Section 4.7 shall receive a reduced amount of monthly Retirement Benefit, which shall be the Actuarial Equivalent of the Retirement Benefit otherwise payable to the Participant, giving effect to the increased costs of the automatic election. The surviving Spouse benefit payable to the surviving Spouse of a Participant who is deemed to have made an automatic election pursuant to this Section 4.7 shall be a monthly benefit for the further lifetime of such surviving Spouse equal to 50% of the reduced amount of such Participant's monthly Retirement Benefit as determined under this paragraph.

                  (b)   Amount of Benefits.

                  (i) For a Participant who is deemed to have made the automatic election pursuant to this Section 4.7 (and who does not reject it as provided in paragraph (a)(ii) above), the reduced amount of his monthly Retirement Benefit referred to in paragraph (a) above shall be the Actuarial Equivalent of the Retirement Benefit otherwise payable to the Participant, giving effect to the increased costs of the automatic election.

                        (ii) The surviving Spouse benefit payable to the surviving Spouse of a Participant who is deemed to have made an automatic election pursuant to this Section 4.7, and who dies after such election becomes effective, shall be a monthly benefit for the further lifetime of such surviving Spouse equal to 50% of the reduced amount of such Participant's monthly Retirement Benefit as determined in paragraph (b)(i) above.

Section 4.8.      Maximum Annual Benefits.

                  (a) Notwithstanding any other provision of the Plan (with the exception of Section 13.1(c)), the aggregate annual Retirement Benefit payable to a Participant under this Plan as an annuity for his life beginning at age 65 may not exceed the lesser of $90,000 ($160,000 for Plan Years beginning on or after January 1, 2002) (as adjusted under Code Section 415(d)(1)) or the average of his Compensation (as defined in Section 4.8(e) of the Plan) for the three (3) consecutive calendar years when he was a Participant and such compensation was the highest. If a Participant has never been a participant in a defined contribution plan maintained by an Employer, his annual Retirement Benefit limit under this paragraph will not be less than $10,000, however:

                        (i) The $90,000 limit in paragraph (a) will be adjusted to its Actuarial Equivalent (but using an interest rate assumption which is the greater of 5% or the interest rate assumption indicated in Appendix A for purposes of subparagraph (3) below, and using an interest rate which is not greater than the lesser of 5% or the interest rate assumption indicated in Appendix A for purposes of subparagraph (4) below), as follows:

                              (1) To reflect payment in a form other than an annuity for the Participant's life or an automatic postretirement (joint and survivor) surviving Spouse benefit.

                              (2) For Plan Years before January 1, 2002, to reduce a Retirement Benefit which begins on or after the date the Participant attains age 62 but before his Social Security Retirement Age to the Actuarial Equivalent of the same pension beginning at the Participant's Social Security Retirement Age as follows:

                                    (A) if the Participant's Social Security
                                    Retirement Age is 65, the reduction shall be 5/9ths of 1% for each month by which the benefit begins before the month in which the Participant attains Social Security Retirement Age; and
                                    (B) if the Participant's Social Security
                                    Retirement Age is greater than 65, the
                                    reduction shall be 5/9ths of 1% for each of the first 36 months and 5/12ths of 1% for each of the additional months (up to 24 months) by which the benefit begins before the month in which the Participant attains his Social Security Retirement Age.

                              (3) To reduce a Retirement Benefit which begins before the Participant attains age 62 to the Actuarial Equivalent of the same benefit beginning at age 62, reduced for each month by which the benefit began before the month in which the Participant attains age 62.

                              (4) To increase a Retirement Benefit which begins after the Participant's Social Security Retirement Age (or, age 65, for Plan Years beginning on or after January 1, 2002) to the Actuarial Equivalent of the same benefit beginning at the Participant's Social Security Retirement Age.

                              For purposes of subparagraphs (2), (3) and (4) above, "Social Security Retirement Age" means the Participant's retirement age under Section 216(l) of the Social Security Act, determined without regard to the age increase factor, and assuming that the early retirement age under Section 216(l)(2) of that Social Security Act was 62.

                        (ii) The limits in paragraph (a)(i) above will be adjusted as follows:

                              (1) If a Participant has fewer than 10 years of Continuous Service, the $90,000 limit, the limit on his average Compensation and the $10,000 limit under paragraph (a) will be multiplied by a fraction whose numerator is his years of Continuous Service and whose denominator is 10.

                              (2) If a Participant was, on December 31, 1986, entitled to receive a Retirement Benefit in excess of the limit determined under this paragraph (a), or would have been entitled to receive a Retirement Benefit in excess of that limit had he retired on

                              December 31, 1986, paragraph (a) will not be applied to reduce his Retirement Benefit below that higher amount.

                  (b) An amount such that the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction, determined in accordance with Section 415(e) of the Code, does not exceed 1.0. To the extent that such sum would exceed 1.0, the amount that would otherwise be accrued under this Plan shall be reduced. This Section 4.8(b) shall not apply to limitation years commencing after December 31, 1999.

                  (c) The amount determined in paragraph (a) for a Participant who is separated from the service of an Employer shall be adjusted annually for increases in the cost of living in accordance with Section 415(d) of the Code.

                  (d) For purposes of this Section 4.8, all defined benefit plans maintained by the Company or an Affiliated Company will be treated as a single defined benefit plan, and all defined contribution plans maintained by the Company or an Affiliated Company will be treated as a single defined contribution plan.

                  (e) For purposes of this Section 4.8 only, Compensation shall mean compensation paid during a Plan Year as defined in Treasury Regulation Section 1.415-(2)(d) promulgated under the Code, and effective for Plan Years beginning on or after January 1, 1998, shall also include any elective deferrals (as that term is defined in Code Section 402(g)(3)) and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the

                        Employee by reason of Code Section 125 and 457. Additionally, effective for Plan Years beginning on or after January 1, 2001, Compensation shall also include any elective reductions in remuneration for qualified transportation benefits within the meaning of Section 132(f) of the Code.

Section 4.9.      Optional Forms of Settlement.

                  (a) Annuity Options. In lieu of the normal form of Retirement Benefit provided for in Sections 4.l, 4.2, 4.3, 4.4, 4.5 or 4.6 hereof (including a rejection of the automatic election of the postretirement (joint and survivor) surviving Spouse benefit under Section 4.7 hereof), a Participant may elect to receive a monthly Retirement Benefit equal to one of the Actuarial Equivalent forms described below as either Options (l),
                        (2) or (3), subject to all the terms and conditions set forth in Section 4.l0 hereof:

                        (i) 10 Year Certain Option (Option (l)). A reduced monthly Retirement Benefit payable to the Participant for the remainder of his lifetime and, in the event of the Participant's death prior to the receipt of 120 of such monthly payments, the same monthly payment shall continue to be paid to the Participant's Beneficiary until a total of 120 of such monthly payments shall have been paid to the Participant and his Beneficiary; provided, however, that payments, if any, to the Beneficiary may not extend beyond the life expectancies of the Participant and his Beneficiary determined in accordance with regulations prescribed by the Secretary of the Treasury as of his Retirement Date; and provided further, that if payments to the Participant had not commenced as of his death, payments to a designated Beneficiary will be distributed over a period not extending beyond the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary determined as of the Participant's death and payments will commence no later than one year after the Participant's death or, in the case of a surviving Spouse being the Beneficiary, no later than the date the Participant would have attained age 70 1/2.

                        (ii) 50%, 66-2/3% or 100% Joint and Survivor Annuity Option (Option (2)). A reduced monthly Retirement Benefit payable to the Participant for the remainder of his lifetime and, if the Participant shall predecease his designated contingent annuitant, all or a fractional part of such reduced monthly amount (such as l/2 or 2/3 thereof) as designated by him shall be payable to his designated contingent annuitant; provided, however, if payments to the Participant had not commenced as of his death, payments to the contingent annuitant will be distributed over the life of the contingent annuitant commencing no later than one year after the date of the Participant's death, or, in the case of a surviving Spouse being the Beneficiary, no later than the date the Participant would have attained age 70-1/2.

                        (iii) Level Income Option (Option (3)). A monthly
                              Retirement Benefit payable to the Participant for the remainder of his lifetime with a larger monthly amount being payable from his Early Retirement Date to the date on which his benefits commence under the Social Security Act and a smaller monthly amount payable thereafter, the intention being to provide the Participant, as nearly as may be determined, with a level monthly retirement income for the remainder of his lifetime from both this Plan and Social Security.

                  (b)   Lump-Sum Options. Notwithstanding the provisions of
                        Section 4.9(a), the Participant may elect one of the following methods of settlement:

                        (i) A lump-sum distribution no later than the end of the Plan Year in which the Participant attains his Normal Retirement Age or his Early Retirement Age or his Deferred Vested Retirement Age or his Full Career Retirement Age if the Participant requests in writing at least 15 days prior to attaining the applicable age a lump-sum distribution of the monthly retirement benefit for which he is eligible under the Plan. The amount of such lump-sum distribution shall be the Actuarial Equivalent, as of his Retirement Date, of the monthly Retirement Benefit to which he would otherwise be entitled.

                        (ii) Any other provisions of the Plan notwithstanding, if a vested Retirement Benefit hereunder is the Actuarial Equivalent of less than a Normal Retirement Benefit of $100 per month then such Retirement Benefit shall be paid in a single sum Actuarial Equivalent payment; provided, however, that if the present value of such Retirement Benefit exceeds $3,500 ($5,000 for Plan Years beginning on or after January 1, 1998), such Retirement Benefit shall not be paid a lump-sum payment without the written consent of the Participant and the Participant's Spouse, if any, or, if the Participant is deceased, the written consent of the Participant's Spouse.

Section 4.10.     Rules Regarding Options.

                  (a)   A Participant may elect any one of the above Options in
                        Section 4.9 or cancel a previous election at any time up to 90 days prior to his retirement but not after his Retirement Date by filing a written notice with the Committee in accordance with its rules.

                  (b) If the designated contingent annuitant of a Participant who has elected Option (2) dies prior to the date on which the Participant's benefits hereunder are to commence, his election of Option (2) shall automatically be deemed canceled by such death.

Section 4.11.     Vested Benefits.

                  In general, a Participant has a nonforfeitable interest in his Basic Pension to the extent of his vested percentage set forth in the table below (or such percentage, if greater, that such participant was entitled to under the Plan as it existed on December 31, 1974). If a Participant has a Break In Service (who does not again become an Employee within one year of such Break In Service) and such Participant is not eligible for, or if eligible, does not elect to take, the benefits provided under Sections 4.l to 4.4 and Section 4.6 hereof (or an optional settlement under Section 4.9), such Participant shall nevertheless have a vested interest equal to the percentage of his Basic Pension set forth in the table below (or such percentage, if greater, that such Participant was entitled to under the Plan as it existed on December 3l, 1974) opposite the Participant's years of Continuous Service coincident with or immediately preceding his Break In Service.

                                Years of
                           Continuous Service         Percent Vested
                           ------------------         --------------
                                 0-4                       0%
                                   5                     100%

                  Such vested interest shall be payable to such Participant in the form of a Basic Pension as provided in Section 4.l hereof, commencing on his Normal Retirement Date or, if the Participant so elects, as a Deferred Vested Retirement Benefit as provided in Section 4.5. If the present actuarial value of the vested interest of a Participant who incurs a Break In Service due to his termination of employment is less than $3,500 ($5,000 for Plan Years beginning on or after January 1,
                  1998), the Actuarial Equivalent of such Basic Pension shall be paid to Participant in a lump sum within one year after such Break In Service. Except as provided in the preceding sentence, a lump-sum distribution may not be made after the Participant's Retirement Date, regardless of the Actuarial Equivalent of the Participant's Basic Pension, unless either
                  (a) the distribution is consented to in writing by the Participant and the Participant's Spouse, if any, or if the Participant is deceased, by the surviving Spouse, or (b) if the Participant has attained his Normal Retirement Age or his Deferred Vested Retirement Age, a lump-sum distribution may be made without the consent of the Participant and the Participant's Spouse, if the lump-sum distribution is in the amount of the present value of the automatic joint and survivor annuity benefit provided for in
                  Section 4.7 or the preretirement surviving Spouse's benefit provided for in Section 5.1(b). For purposes of subsection (b) of the preceding sentence of this Section 4.11, such a lump-sum distribution may only be made to a Participant who has attained his Normal Retirement Age or his Deferred Vested Retirement Age before the Participant has begun receiving his Normal Retirement Benefit or Deferred Vested Retirement Benefit. Notwithstanding any other provision of the Plan to the contrary, if a Participant who had received a lump-sum distribution of his entire nonforfeitable accrued benefit is subsequently reemployed as an Employee, his Continuous Service as of his most recent termination from Service date shall be disregarded hereunder unless he shall repay the amount of such distribution on or before the fifth anniversary of his reemployment date following the termination from Service date as of which such nonforfeitable accrued benefit was previously determined. For any Participant whose vested percentage is zero as of the date of termination of his Continuous Service, such Participant shall be deemed to have received a distribution of his entire interest under the Plan and the non-vested portion of his benefit shall be treated as an immediate forfeiture as of the date he incurs a Break in Service following his termination of Continuous Service.

Section 4.12. Suspension of Benefit Rules. If a Participant resumes employment with an Employer or Affiliated Company prior to the attainment of Normal Retirement

                  Age, payment of his Retirement Benefit shall cease upon the first day of the month following the later of:

                  (a) the date he completes at least 40 Hours of Service during a calendar month; or

                  (b) the date on which he completes one Hour of Service on each of eight separate days;

                  provided, however, that no payment may be withheld unless the Retirement Plan Committee notifies the Participant of (i) such suspension before the first month in which a payment is to be suspended, and (ii) his right to obtain a review of such suspension under the procedure specified in Section 7.8 of the Plan. On his subsequent termination of employment, his Retirement Benefit shall be reduced by the Actuarial Equivalent of the payments previously paid, but the resulting Pension shall not be less than the Pension that was payable prior to the suspension of payments pursuant to this Section 4.12.

Section 4.13. Designation of Beneficiary. Any person entitled to benefits under the Plan may designate a Beneficiary or Beneficiaries, including contingent or successive Beneficiaries, to receive any payments due under the terms of the Plan on account of the death of such person (except as otherwise provided in Sections
                  4.7 and 5.l hereof). The right to designate a Beneficiary or to change a prior designation shall continue so long as such person is living and entitled to benefits under this Plan. If any person entitled to benefits under this Plan fails to designate a Beneficiary, or if his designated Beneficiary predeceases him, all amounts payable to such person's Beneficiary under the provisions of this Plan shall be paid either in a lump sum or in installments to such Beneficiary or Beneficiaries determined as follows: the Participant's (a) widow or widower; (b) surviving children; (c) surviving grandchildren; (d) surviving parents; (e) surviving brothers and sisters; or (f) executors or administrators. Any determination or direction made by the Committee in good faith as to the rights or identity of any Beneficiary shall be conclusive on all persons, and neither an Employer, the Committee, nor an Employer's officers or employees shall be liable to any person on account of any error in such decision or determination. Any payment made in accordance with this Section shall fully acquit and discharge the Committee, each Employer, the Trustee, their officers and employees from all future liability with respect to the amount so paid. A distribution of Plan benefits under this Section 4.13 shall be made in accordance with the minimum required distribution rules of Code Section 401(a)(9), including the minimum distribution incidental benefit requirements of Treasury Regulation Section 1.401(a)(9)-2.

Section 4.14. Direct Rollovers. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                  (a) Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities); and, with respect to distributions made on or after January 1, 1999, any distribution made from a tax-qualified retirement plan on account of financial hardship.

                  (b) Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. Additionally, with respect to distributions made after December 31, 2001, the term Eligible Retirement Plan shall also include a plan described in Code Section 403(b) and a plan described in Code Section 457(b). Notwithstanding the foregoing, with respect to distributions made on or before December 31, 2001, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  (c) Distributee. A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

                  (d) Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                           ARTICLE V. Death Benefits

Section 5.1.      Death Benefit.

                  (a) Except where subparagraph (b) of this Section is applicable, in the event of the death of a Participant prior to retirement, a death benefit equal to the Actuarial Equivalent of the vested portion of such Participant's Basic Pension, if any, shall be payable, either in a lump sum, or in installments, as provided in section 4.13, as of the Participant's date of death, and as soon as practicable thereafter.

                  (b) If a vested Participant who has a Spouse dies before benefits have commenced, then the Participant's benefit shall be paid to his surviving Spouse in the form of a Qualified Preretirement Survivor Annuity, unless the Participant waives the application of this paragraph (b) within the Election Period.

                        (i) Election Period. With respect to an election under this Section 5.1(b), the Election Period is the period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant's Severance from Service Date is prior to the first day of the Plan Year in which age 35 is attained, with respect to Participant's accrued benefits as of the date of separation, the Election Period shall begin on the date of separation.

                        (ii) Notice Requirements. The Plan Administrator shall provide each Participant within the period beginning on the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year in which the Participant attains age 35, a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation of the Qualified Joint and Survivor Annuity set forth in Section
                              4.7. If a Participant enters the Plan after the first day of the Plan Year in which the Participant attained age 32, the Plan Administrator shall provide notice no later than the close of the second Plan Year succeeding the entry of the Participant into the Plan.

                        (iii) A Participant may, during the Election Period,
                              reject a Qualified Preretirement Survivor Annuity for his Spouse by making a specific written rejection of such automatic election on a form provided by the Committee, by having the Participant's Spouse consent to such rejection in writing and acknowledge the effect thereof, by having the Spouse's consent notarized, and by filing the form with the Committee. If no consent is given by the Spouse, rejection of the automatic election may be accomplished without such consent if it is established to the satisfaction of the Committee that the consent cannot be obtained because there is no Spouse, the Spouse cannot be located or other reasons exist as specified in regulations prescribed by the Secretary of the Treasury. If a Participant who has vested Retirement Benefits and who has not rejected the Qualified Preretirement Survivor Annuity dies leaving a Spouse, such Spouse shall be eligible for a Qualified Preretirement Survivor Annuity. A Participant may reject or revoke a rejection of the Qualified Preretirement Survivor Annuity pursuant to this paragraph in writing at any time prior to the first to occur of the Participant's Retirement Date or his death.

                        (iv) Qualified Preretirement Survivor Annuity. The Qualified Preretirement Survivor Annuity, in the case of a Participant who dies after attaining age 55, shall be equal to the amount that would have been payable as a joint and survivor annuity under
                              Section 4.7 had the Participant retired on the day immediately preceding the date of his death. The amount of such benefit, in the case of a Participant who dies before attaining age 55, shall be equal to the amount that would have been payable as a joint and survivor annuity under
                              Section 4.7 had the Participant retired on the date of his death, survived to age 55 and died on the day after the day the Participant would have attained age 55.

                  (c) In the event of the death after retirement of a Participant the Basic Pension of such Participant under the Plan will terminate unless an optional benefit, as provided for in Section 4.7 and 4.9 hereof, was elected.

                     ARTICLE VI. Nonalienation of Benefits

Section 6.1. Nonalienation. Subject to the following sentence, the Trust Fund shall not in any manner be liable for or subject to the debts or liabilities of any Participant. Except to the extent to which Participants are permitted by the provisions of the Plan to designate a beneficiary or beneficiaries to receive payments under the Plan, and except as to the payment of benefits to the extent necessary to comply with any judgment, decree or other order which the Committee determines is a "qualified domestic relations order" as defined in Section 414(p)(1)(B) of the Code, no Retirement Benefit or other benefit at any time payable from the Trust Fund shall be subject in any manner to alienation, sale, transfer, assignment, pledge or encumbrance of any kind. The Committee will adopt rules for determining whether any judgment, decree or order received by the Plan is a "qualified domestic relations order" and for administering payments under any such order.

                          ARTICLE VII. Administration

Section 7.1. Plan Administrator and Fiduciary. The Plan shall be administered by a Retirement Plan Committee composed of not less than three nor more than seven individuals appointed by the Board of Directors who shall hold office at the pleasure of the Board. Any member of the Committee may resign by delivering his written resignation to the Board. Vacancies in the Committee arising by resignation, death, removal or otherwise, shall be filled by the Board. The Committee shall be the administrator of the Plan and the Committee shall be a fiduciary under the Plan and under the Trust Fund, as a named fiduciary in accordance with ERISA. A member of the Committee may not participate in the decision of any question as to his own rights as a Participant.

Section 7.2. Compensation and Expenses. Members of the Committee shall serve as such without compensation. All expenses of the Committee shall be paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Committee, including, but not limited to, fees of actuaries, accountants, counsel and other specialists and other costs of administering the Plan.

Section 7.3. Manner of Action. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions adopted, and other actions taken by the Committee at any meeting shall be by the vote of a majority of those present at any such meeting. Upon concurrence in writing of a majority of the members at the time in office, action of the Committee may be taken otherwise than at a meeting.

Section 7.4. Chairman, Secretary and Employment of Specialists. The members of the Committee shall elect one of their number as Chairman and shall elect a Secretary who may, but need not, be a member of the Committee. They may appoint from their number such committees with such powers as they shall determine, may authorize one or more of their number or any agent to execute or deliver any instrument or instruments in their behalf, and may employ at the Employer's expense such counsel, auditors and other specialists and such clerical, medical, actuarial and other services as they may require in carrying out the provisions of the Plan. To the extent permitted by law, the members of the Committee shall be fully protected in any action taken in good faith and in relying upon any opinions or reports which shall be furnished the Committee by any actuary, accountant, counsel or other specialist.

Section 7.5. Records . All resolutions, proceedings, acts and determinations of the Committee shall be recorded by the Secretary thereof or under his supervision, and all such records, together with such documents and instruments as may be necessary for the administration of the Plan, shall be preserved in the custody of the Secretary.

Section 7.6. Rules. Subject to the limitations contained in the Plan, the Committee shall be empowered from time to time in its discretion to adopt by-laws and establish rules for the conduct of its affairs and the exercise of the duties imposed upon it under the Plan.

Section 7.7. Administration. The Committee shall be responsible for the administration of the Plan. The Committee shall have all such powers as may be necessary to carry out the provisions hereof and may, from time to time, establish rules for the administration of the Plan and the transaction of the Plan's business. The Committee shall have the exclusive right to make any finding of fact necessary or appropriate for any purpose under the Plan including but not limited to the determination of the eligibility for and the amount of any benefit payable under the Plan. The Committee shall have the exclusive right to interpret the terms and provisions of the Plan and to determine any and all questions arising under the

                  Plan or in connection with the administration thereof, including, without limitation, the right to remedy or resolve possible ambiguities, inconsistencies or omissions, by general rule or particular decision. In addition, effective January 1, 1999, the Committee shall have the right to amend the Plan provided that no amendment adopted by the Committee may have the effect of:

                  (a) altering the eligibility requirements to become a Participant, or the date an Employee becomes a Participant;

                  (b) changing the calculation of a Participant's Retirement Benefit;

                  (c) changing the eligibility requirements for any Retirement Benefit;

                  (d) altering the Committee's duties and powers under Article VII; or

                  (e)   modifying Section 8.3 or Article IX;

                  provided, however, that an amendment adopted by the Committee may have an effect described in (a) - (e) above, but only to the extent that:

                  (a)   it is made at the direction of the Board of Directors;

                  (b) it is of a technical nature and its effect is, in the Committee's judgment, de minimus; or

                  (c) the Committee has been advised in writing by legal counsel that the amendment is necessary to retain the Plan's tax-qualified status or to satisfy some other substantive legal requirement.

                  All findings of fact, determinations, interpretations and decisions of the Committee shall be conclusive and binding upon all persons having or claiming to have any interest or right under the Plan.

Section 7.8. Claims Review; Appeals . For Plan Years before January 1, 2002, if any claim for benefits under the Plan is wholly or partially denied, the Committee shall give notice in writing, within a reasonable period of time after receipt of the claim by the Plan (but no later than 90 days after receipt of the claim), by registered or certified mail, of such denial to the Participant or beneficiary, written in a manner calculated to be understood by the claimant, setting forth the specific reasons for such denial, specific reference to pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the Plan's claim review procedure. The Committee shall also advise him that he or his duly authorized representative may request a review by the Committee of the decision denying the claim by filing with the Committee, within 60 days after such notice has been received by the claimant, a written request for such review, and that he may review pertinent documents, and submit issues and comments in writing within the same 60 day period. If such request is so filed, such review shall be made by the Committee within 60 days after receipt of such request (or 120 days, if special circumstances apply); and the Participant or beneficiary shall be given written notice of the decision resulting from such review, and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.

                  Notwithstanding the foregoing, if any applicant makes a claim for benefits under the Plan on or after January 1, 2002, and the claim is wholly or partially denied, the following procedures will apply:

                  (a)   (i)   The Committee will give the applicant written or
                              electronic notice of the adverse benefit determination within a reasonable period of time, but no later than 90 days after receipt of the claim. This notice will be written in a manner calculated to be understood by the applicant and will include the specific reasons for the adverse benefit determination and specific references to any facts or any provisions of the Plan on which the adverse determination is based. If an adverse benefit determination was rendered because specific material or information was not provided to the Committee, the notice will include a description of the additional material or information which the applicant must provide in connection with the claim, along with an explanation of why such material or information is necessary. The notice will also provide an explanation of the Plan's claims appeal procedure and the time limits applicable to such procedures, including a statement of the applicant's right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination, as set out in paragraph (b) below. If the Committee determines that an extension of time is necessary for processing the claim, the Committee or its delegate shall notify the applicant in writing of such extension, the special circumstances requiring the extension, and the date by which the Committee expects to render the benefit determination. In no event shall the extension exceed a period of 90 days from the end of the initial 90 day period. If notice of the adverse benefit determination is not furnished in accordance with this Section within 90 days after the Committee or its duly authorized delegate receives it (or within 180 days after such receipt if the Committee or its delegate determines an extension is necessary), the claim shall be deemed denied and the applicant shall be permitted to proceed to the review state described below.

                        (ii) If the applicant's claim involves a determination of Disability, then the procedures in subparagraph
                              (i) will be modified as described in this subparagraph. The 90-day period for response to the claim will be a 45-day period. That 45-day period may be extended by the Plan Administrator for up to 30 days, provided that the Plan Administrator both determines that such an extension is necessary due to matters beyond its control and notifies the applicant, prior to the expiration of the initial 45-day period, of the circumstances requiring the extension of time and the date by which the Plan Administrator expects to made a decision. If, prior to the end of the first 30-day extension period, the Plan Administrator determines that, due to matters beyond its control, a decision cannot be made within that extension period, the period for making the determination may be extended for up to 30 more days, provided that the Plan

                              Administrator notifies the applicant, prior to the expiration of the first 30-day extension period, of the circumstances requiring the extension and the date as of which the Plan Administrator expects to make a decision. In the case of any extension, the notice of extension will specifically explain the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues, and that the applicant will be afforded at least 45 days within which to provide the specified information.

                  (b)   (i)   An applicant who wishes to use the Plan's claim
                              appeal procedure must, within 60 days of receiving the Committee's notice of the adverse benefit determination or within 60 days of the date on which the claim is deemed denied pursuant to subsection (a) above, or such later time as shall be deemed reasonable in the sole discretion of the Committee after taking into account the nature of the benefit subject to the claim and other attendant circumstances, notify the Committee in writing that he/she wishes the Committee to conduct a full and fair review of the adverse benefit determination, including the holding of a hearing, if deemed necessary by the Committee. In connection with the applicant's appeal of the adverse benefit determination, the applicant may review all relevant documents relating to his/her claim and submit issues and comments in writing.
                              The Committee will review the record of the appeal of the adverse benefit determination and prepare its decision. The Committee will give the applicant notice of the decision on the appeal within 60 days after receipt of the applicant's request for review, unless special circumstances require an extension of time for processing, but notice will in any event be given within 120 days after receipt of the applicant's notice of appeal.
                              The Committee shall notify the applicant in writing of any such extension, the special circumstances requiring an extension, and the date by which the Committee expects to render the determination on review. The applicant shall be notified of the Committee's decision in writing or electronically. In the case of an adverse benefit determination, such notice will be written in a manner calculated to be understood by the applicant and will include the specific reasons for the denial and specific references to any facts or any provisions of the Plan on which the denial on appeal is based. In addition, such notice shall contain a statement that the applicant is entitled to receive upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the applicant's claim for benefits, and contain a statement of the applicant's right to bring an action under Section 502(a) of ERISA.

                        (ii) If the applicant's claim involves a determination of Disability, then the procedures in subparagraph
                              (i) will be modified as described in this subparagraph. The 60-day period to make an appeal in paragraph (c) is extended to 180 days. Any 60-day period (initial or extended) described in paragraph (e) will be a 45-day period. In addition, the appeal procedure must, to the extent relevant, comply with paragraphs (h)(3)(ii) through (v) of Department of Labor Regulations
                              Section 2560.503-1.

                        (iii) The Committee may adopt additional rules for
                              implementing this Section as are consistent with Department of Labor Regulations Section 2560.503-1.

Section 7.9. Notice of Address. Each person entitled to benefits from the Trust Fund must file with the Committee, in writing, his post office address and each change of post office address. Any communication, statement or notice addressed to such a person at his latest reported post office address will be binding upon him for all purposes of the Plan and neither the Committee nor an Employer or Trustee shall be obliged to search for, or ascertain his whereabouts.

Section 7.10. Data. All persons entitled to benefits from the Plan must furnish to the Committee such documents, evidence or information as the Committee considers necessary or desirable for the purpose of administering the Plan; and each such person must furnish such information and sign such documents as the Committee may reasonably require.

Section 7.11. Individual Liability. To the extent permitted by law, it is declared to be the express purpose and intention of the Plan that no liability whatever shall attach to or be incurred by the Committee, stockholders, officers or directors of an

                  Employer or any representatives appointed hereunder by an Employer, under or by reason of any of the terms or conditions of the Plan.

Section 7.12. Facility of Payment. If the Committee shall determine that any person to whom benefits are payable is unable to care for his affairs because of illness, accident or other incapacity, any payment due from the Plan (unless prior claim therefor shall have been made by a duly qualified guardian, administrator or other legal representative) may be paid to his spouse, parent, brother or sister, or any other person as the Committee may determine. Any such payment shall be a payment for the account of such person entitled thereto and shall, to the extent thereof, be a complete discharge of any liability of the Plan to such person.

Section 7.13. No Enlargement of Employee Rights. Nothing contained in the Plan shall be deemed to give any Employee or Participant the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge or retire any Employee or Participant at any time.

                            ARTICLE VIII. Financing

Section 8.1. Funding. A Trustee shall be designated by the Company, and a Trust Agreement executed between the Company and the Trustee, and an insurance company may be designated by the Company and an insurance contract executed between the Company and the insurance company, under the terms of which a retirement fund shall be established to receive and hold contributions payable by the Employer, interest and other income, and to pay the benefits provided by the Plan. Any Trust Agreement or insurance contract entered into shall be deemed to form a part of the Plan and any and all rights and benefits which may accrue to any person under the

                  Plan shall be subject to all the terms and provisions of any such Trust Agreement or insurance contract. The Company may modify any Trust Agreement or insurance contract from time to time to accomplish the purpose of the Plan and may replace any insurance company or appoint a successor Trustee or Trustees.

Section 8.2. Company Contributions. The Company shall make contributions to the Trust Fund in an amount, determined by an actuary selected by the Committee, to be required under accepted actuarial principles to at least meet the minimum funding standard requirements of the Code. Forfeitures arising under the Plan for any reason shall be used as soon as possible to reduce Employer contributions under the Plan. Except as provided in Title IV of ERISA, all benefits under the Plan shall be payable only from the Trust Fund and no liability for the payment of benefits under the Plan shall be imposed upon the Employer, Committee or officers, directors or shareholders of the Employer.

Section 8.3. Nonreversion. Except as provided in this section, no Employer shall not have any right, title or interest in the contributions made by it under the Plan and no part of the Trust Fund shall revert to an Employer or for an Employer's benefit, except that:

                  (a) Upon termination of the Plan and the allocation and distribution of the Trust Fund as provided herein, any funds remaining in the Trust Fund with respect to an Employer because of an erroneous actuarial computation after the satisfaction of all fixed and contingent liabilities under the Plan may revert to that Employer.

                  (b) If a contribution is made to the Trust Fund by an Employer by a mistake of fact, then such contribution shall be returned to that Employer within one year after the payment of the contribution; and if any part or all of a contribution is disallowed as a deduction under
                        Section 404 of the Code with respect to an Employer, then to the extent a contribution is disallowed as a deduction it may be returned to that Employer within one year after the disallowance. Contributions made to the Trust Fund by an Employer shall be conditioned upon deductibility.

                     ARTICLE IX. Amendment and Termination

Section 9.1. Amendment and Termination. The Company expects the Plan to be permanent and continue indefinitely, but since future conditions affecting the Company cannot be anticipated or foreseen, the Company must necessarily and does hereby reserve the right to amend, modify or terminate the Plan at any time by action of its Board of Directors and the right to amend the Plan at any time by action of the Committee, as permitted under Section 7.7. The Company may make any modifications or amendments to the Plan that are necessary or appropriate to qualify or maintain the Plan and related Trust as a plan and trust meeting, respectively, the requirements of Sections 40l(a) and 501(a) of the Code or any other applicable provisions of the Code or the regulations issued thereunder. No amendment of the Plan shall cause any part of the Trust Fund to be used for, or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries covered by the Plan. Notwithstanding anything in this Plan to the contrary, a Participant's accrued benefits may not be decreased by an amendment of the Plan, other than an amendment described in Section 4l2(c)(8) of the Code.

Section 9.2. Distribution on Termination. Upon termination of the Plan or upon termination of the Plan with respect to a group of Participants which constitutes a partial termination of the Plan, that portion of any assets then held in the Trust Fund with respect to the affected Participants shall be allocated after payment of all expenses of administration or liquidation, among the affected Participants, for the following purposes and in the following manner and order, to the extent of the sufficiency of such assets:

                  (a)   First, to provide all or that part of his benefit under
                        Article IV or Article V hereof for each Participant (or his Spouse or Beneficiaries) who either:

                        (i) Has begun to receive benefit payments at the date which is three years prior to the date of termination of the Plan, or

                        (ii) Could have begun to receive benefit payments at the date which is three years prior to the date of termination of the Plan if the Participant would have been eligible to retire under Section 4.l, 4.2, 4.3, 4.4 or 4.6 prior thereto and begin to receive benefit payments three years prior to the date of termination of the Plan, which is equal to the smallest benefit (he was receiving or could have received) which would be provided for such person under the Plan based on its provisions as in effect during the five-year period ending on the date of termination of the Plan; and for this purpose the lowest benefit payment received under
                              (i) above during the
                              three years prior to the date of termination of the Plan shall be considered to be the benefit he was receiving at the date which is three years prior to termination of the Plan. Allocation shall be made on a pro-rata basis based on the then present value of the benefits under this paragraph
                              (a), if assets are not sufficient to provide such benefits in full.

                  (b) Second, if any assets remain, to provide all or that part of his remaining (after (a) above) benefit under Articles IV or V hereof which is guaranteed under
                        Section 4022 of ERISA for each remaining Participant (or his Spouse or Beneficiaries) who does not qualify under
                        (a) (ii) above but who either:

                        (i) Has begun to receive benefit payments later than three years prior to the date of termination of the Plan, or

                        (ii) Could have begun to receive benefit payments at the date of termination of the Plan if the Participant would have been eligible to retire under Section 4.l, 4.2, 4.3, 4.4 or 4.6 at the date of termination of the Plan and be eligible to receive benefit payments thereunder, or

                        (iii) Had attained his Vested Retirement Age at the date
                              of termination of the Plan and would have been eligible to terminate Continuous Service at the date of termination of the Plan and be eligible to receive Deferred Vested Retirement Benefit payments under Section 4.5 of the Plan, which is equal to the smallest benefit which would be provided for such person under the Plan based on its provisions as in effect during the five-year period ending on the date of termination of the Plan. Allocation shall be made on a pro-rata basis based on the then present value of the benefits under this paragraph (b) if assets are not sufficient to provide such benefits in full.

                  (c) Third, if any assets remain, to provide that part, if any, of his benefit under Article IV or Article V hereof for each Participant (or his Spouse or Beneficiaries) described in (a) and (b) above, which is not provided for under (a) or (b) above, in the following order of priority if such remaining assets are not sufficient to provide all of such part of such benefits for all such persons:

                        (i) To provide such part of the benefits which would be provided for such person under the Plan based on its provisions as in effect at the beginning of the five-year period ending on the date of termination of the Plan; and on a pro-rata basis based on the then present value of such benefits under this paragraph (i) if such assets are not sufficient to provide such benefits described in this paragraph (i) in full; provided, however, if such assets are more than sufficient to provide such benefits described in this paragraph (i) in full then the assets available under this paragraph (c) shall be allocated as provided in
                              (ii) below.

                        (ii) To provide such part of the benefits which would be provided for such persons under the Plan based on its provisions as in effect as amended by the most recent Plan amendment effective during the five-year period ending on the date of termination of the Plan under which the assets under this paragraph (c) are sufficient to provide such benefits in full; and with any assets remaining thereafter to be allocated to provide such part of the benefits which would be provided for such persons under the Plan based on its provisions as in effect as amended by each next succeeding Plan amendment effective during such five-year period.

                  (d) Fourth, if any assets remain, to provide all other benefits under Article IV or Article V hereof for each Participant which are not provided for above, accrued to the date of termination of the Plan, and in the order of priority described in (c) (i) and (ii) above if assets are not sufficient to provide such benefits in full.

                  (e) If any assets remain, they may revert to an Employer as provided in Section 8.3(a) hereof. The benefits to be provided by the allocations outlined above in this
                        Section 9.2 shall be fully vested and nonforfeitable as of the date of such termination of the Plan for distribution to the persons entitled thereto, and distribution may be implemented through the continuance of the Trust Fund, or the creation of a new retirement fund for that purpose, or by purchase of nontransferable annuity contracts, or by a combination thereof. Provided that no discrimination in value results, an

                        Employer may direct that any or all of the benefits to be provided by such allocations may be computed on an actuarial basis and distributed as an Actuarial Equivalent immediate cash payment.

Section 9.3. Effect of Bankruptcy or Other Contingencies Affecting the Company. In the event the Company is judicially declared bankrupt or insolvent, or in the event of the dissolution or reorganization of the Company or its merger into or consolidation with another company or the sale by the Company of all or substantially all of its assets, without provision for continuing the Plan, the Plan shall be terminated and the funds held in the Plan distributed as provided herein; provided, however, that in any such event whereby a successor person, firm or company, or any purchaser of all or substantially all of the Company's assets shall continue to carry on all or a substantial part of the Company's business, and such successor or such purchaser shall elect to carry on the provisions of the Plan, such successor or purchaser shall be substituted for the Company hereunder upon the filing in writing of its election to do so with the Company.

Section 9.4. Merger or Consolidation of Plan. In the event of a merger or consolidation with, or transfer of Plan assets or liabilities to, any other plan, each Participant in the Plan shall (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation or transfer (if the Plan had then terminated).

Section 9.5.      Employees of Acquired Businesses.

                  (a) Applicability. From time to time, as a result of mergers, acquisitions or other corporate transactions, persons will become Employees as defined in Section 2.14 of the Plan, because the entities which employ them become Employers as defined in Section 2.15 of the Plan as a result of such transactions. In general, the provisions of the Plan shall be applied to each such Employee as if he first became an Employee on the first date that the entity which employs him meets the definition of Employer. However, the Committee may, pursuant to this Section 9.5, provide special rules for the application of the provisions of the Plan to persons who become Employees as a result of mergers, acquisitions or other corporate transactions.

                  (b) Schedules. With respect to any group of Employees who become Employees as a result of a merger, acquisition or other corporate transaction, the Committee may adopt a Schedule which will set forth any special rules with respect to Compensation, eligibility to become a Participant, years of Service or other items which shall be applied to such Employees. Each such Schedule is to be interpreted as a part of the Plan and, to the extent there is any conflict between a Schedule and another provision of the Plan, the Schedule shall control. No Schedule shall, however, be given effect to the extent that it would result in discrimination in contributions or benefits under the Plan in favor of any Highly Compensated Employee, in violation of Code Section 401(a)(4).


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

                 ARTICLE X. Temporary Restrictions on Benefits

Section 10.1. Temporary Restrictions on Benefits for Participants. Notwithstanding any other provisions in the Plan to the contrary, if, after payment of benefits provided under the Plan for a Participant (including subsequently retired Participants) who is among the 25 most Highly Compensated Employees for such year: (a) the value of Plan assets would be less than 110% of the value of the Plan's current liabilities, as defined in Code Section 412(1)(7); (b) the value of the benefits payable to such Participant under the Plan would equal or exceed 1% of the Plan's current liabilities; or (c) the value of the benefits payable to such Participant would exceed the amount described in Code Section 411(a)(11)(A); then, annual distributions to such Participant shall not exceed an amount equal to the payment that would be made under a single life annuity that is the Actuarially Equivalent of the sum of the Participant's Retirement Benefit and other benefits available under the Plan.

                           ARTICLE XI. Applicable Law

Section 11.1. Applicable Law. The Plan and all rights hereunder shall be governed by and construed according to ERISA and any subsequent amendment thereto and the laws of the State of Illinois, provided that in the case of conflict the provisions of ERISA shall control.

           ARTICLE XII. Adoption and Withdrawal of Affiliated Company

Section 12.1. Adoption. An Affiliated Company authorized by the Company to adopt the Plan may do so by appropriate action which:

                  (a) Directs that the Affiliated Company becomes a party to the Trust Agreement;

                  (b) Specifies the date upon which the Plan becomes effective with respect to the Employees of the Affiliated Company;

                  (c) Prescribes the period, if any, during which an Employee's employment with the Affiliated Company prior to the adoption of the Plan by the Affiliated Company shall be deemed Service for purposes of the Plan.

Section 12.2. Withdrawal. Any Affiliated Company which has adopted the Plan may at any time withdraw from the Plan upon giving the Committee and the Trustee at least 30 days' notice in writing of its intention to withdraw. Upon the withdrawal of an Affiliated Company, the Committee may cause a segregation of the withdrawing Affiliated Company's proportionate share of the assets of the Trust Fund (as determined by the Committee). The determination of which assets are to be segregated shall be made by the Trustee in its sole discretion. If the withdrawing Affiliated Company adopts another pension plan qualified under Section 40l of the Code, the Committee may direct the transfer of the segregated assets to the funding medium maintained under the Plan. If there is a partial termination of the Plan, as a result of the withdrawal, the termination provisions of the Plan and Trust shall apply.

                    ARTICLE XIII. Top-Heavy Plan Provisions

Section 13.1. Top-Heavy Provisions. The Retirement Plan Committee shall determine annually as of the Determination Date whether the Plan is a Top-Heavy Plan. Notwithstanding anything herein to the contrary, if the Plan is Top-Heavy as determined pursuant to Section 4l6 of the Code on any Determination Date, then the Plan shall meet the following requirements for any such Plan Year:

                  (a) Minimum Vesting Requirements. A Participant's vested benefit under Section 4.11 shall be determined in accordance with the following schedule and not Section 4.11:

                        Years of Continuous Service          Vested Percentage
                        ---------------------------          -----------------
                                 0-2                                 0%
                                 3 or more                         100%

                        In the event that the Top-Heavy Plan ceases thereafter to be Top-Heavy and the schedule in this Section was in effect, each Participant's vested interest shall again be determined under Section 4.11, provided that a Participant's vested interest shall not be reduced thereby. To the extent required by Section 411(a)(10) of the Code and final Regulations of the Department of Treasury under Section 4l6 of the Code, if the determination of a Participant's vested interest is changed from the use of Section 4.11 to the use of
                        Section 14.1, each Participant with at least three years of Continuous Service may elect to continue to have his vested interest computed under the formerly applied vesting schedule. Such a Participant shall make the foregoing election no later than the last to occur of the following:

                        (i) The date which is 60 days after the date on which the change in vesting schedules is adopted;


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

                        (ii) the date which is 60 days after the date on which the change in vesting schedules is effective; or

                        (iii) the date which is 60 days after the date on which
                              the Participant receives written notice of the change in vesting schedule.

                  (b) Minimum Benefit. It is intended that each Employer will meet the minimum benefit requirements of Sections 4l6(c) and (h) of the Code by providing a minimum benefit for such Plan Year for each of its Participants who are Non-Key Employees. Such minimum benefit, when expressed as an annual retirement benefit payable in the form of a single life annuity beginning at Normal Retirement Age, shall not be less than the Participant's average Compensation for years in the "testing period" multiplied by the lesser of:

                        (i) multiplied by the number of "years of service" with the Employer; or

                        (ii)  20%.

                        For purposes of this Section, "years of service" shall be determined under the rules of Section 4.11(a)(4), (5) and (6) of the Code but excluding any year of service if
                        (A) the Plan was not a Top-Heavy Plan for any Plan Year ending during such year of service, or (B) such year of service was completed in a Plan Year beginning before January l, 1984. A Participant's "testing period" for purposes of determining his average Compensation under this section is the five consecutive year period during which the Participant had the greatest aggregate Compensation, excluding years not included in a "year of service," years ending in a Plan Year beginning before January l, 1984 and years beginning after the close of the last Plan Year in which the Plan is a Top-Heavy Plan. Such minimum benefit shall be increased in any Plan Year in which the Plan is not a Super Top-Heavy Plan to not more than the lesser of 3% per "year of service" or 30% of such Participant's average Compensation for years in the testing period pursuant to Section 4l6(h)(2)(A) of the Code for any year in which his Employer also maintains a defined-contribution plan if necessary to avoid the application of Section 4l6(h)(l) of the Code. No minimum benefit will be required for a Participant under this Plan if his Employer maintains another qualified plan under which a minimum benefit or contribution is being made or funded for such year for the Participant in accordance with Section 4l6(c) and (f) of the Code and the Employer elects by written resolution or in such other plan to have such other plan meet such minimum benefit requirements. With respect to Plan Years beginning on or after January 1, 2002, for purposes of satisfying the minimum benefit requirement of Section 416(c)(1) of the Code and the Plan, in determining years of service with the Employer, any service with the Employer shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no Key Employee or former Key Employee.

                  (c) Maximum Annual Benefits. For purposes of determining the maximum Annual Retirement Benefit under Section 4.8, if the Plan does not meet the requirements of Section 416(h)(2) of the Code, the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction shall be determined in accordance with Section 415(e) of the Code and applicable regulations prescribed by the Secretary of the Treasury as modified by Section 416(h)(2) of the Code and any such applicable regulations. Notwithstanding the foregoing, this paragraph shall not apply to Plan Years beginning on or after January 1, 2000.

      Executed this _______ day of _______________, 2002

ATTEST:                                       NUVEEN INVESTMENTS


___________________________________           By________________________________
        Secretary                                         Larry W. Martin
                                                          Vice President

                                   APPENDIX A

Whenever the amount of a benefit is to be determined by a procedure which requires the use of actuarial assumptions, the following assumptions, where applicable, shall be utilized:

      1.    1971 Group Annuity Morality Table.

      2.    Weighting of annuities using 70% male and 30% female.

      3. 7% interest rate applicable to all payments forms other than lump sum payments.

      4. Pension Benefit Guaranty Corporation immediate annuity interest rate in effect on the first day of the Plan Year in which the retirement or death of the Participant occurs, applicable only to lump sum payments.

Notwithstanding the foregoing, effective as of February 1, 1999, whenever the amount of a benefit is to be determined by a procedure which requires the use of actuarial assumptions, the following assumptions, where applicable, shall be utilized:

(A)   With respect to payments other than in the form of a lump sum:

      1.    1971 Group Annuity Morality Table.

      2.    Weighting of annuities using 70% male and 30% female.

      3.    7% interest rate.

(B)   With respect to payments made in the form of a lump sum:

      1. The applicable mortality table prescribed by the Internal Revenue Service pursuant to Code Section 417(e)(3). For distributions from the Plan made prior to December 31, 2002, this is the mortality table described in Revenue Ruling 95-6. For distributions from the Plan made on or after December 31, 2002, the mortality table shall be the mortality table described in Revenue Ruling 2001-62.

      2. Interest rate equal to the average yield in November of the preceding Plan Year on 30-year Treasury Constant Maturities (as published in December by the Internal Revenue Service).


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